EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

VIA FACSIMILE - (714) 720-9250
Janice L. Celotti, Esq.
Wolf & Pfeifer
500 Newport Center Drive
Suite 800
Newport Beach, California 92660-7008

                      Re:       S-8 Issuance

Dear Ms. Celotti:

Westmark Group Holdings, Inc. acknowledges that Janice Celotti has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Janice Celotti 6,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh